SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 22, 1999


                          FrontierVision Holdings, L.P.
                   FrontierVision Holdings Capital Corporation
           (Exact names of Registrants as specified in their charters)



             Delaware                  333-36519                  84-1432334
            Delaware                  333-36519-01                84-1432976
 (States or other jurisdiction      (Commission File Nos.)   (IRS Employer
of incorporation or organization)                        Identification Numbers)

    1777 South Harrison Street,
    Suite P-200, Denver, Colorado                              80210
(Address of principal executive offices)                     (Zip Code)

                                (303) 757-1588
              (Registrants' telephone number, including area code)



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Item 5.  Other Events

On Monday, February 22, 1999, Adelphia Communications Corporation ("Adelphia") (NASDAQ: ADLAC), announced that it entered into a definitive agreement to acquire FrontierVision Partners, L.P. ("FVP"). FVP owns, directly and indirectly, all of the partnership interests of FrontierVision Holdings, L.P. and FVP owns, indirectly, all of the common stock of FronteirVision Holdings Capital Corporation and FrontierVision Holdings II Capital Corporation. The transaction is subject to customary closing conditions.

Additional details regarding the agreement may be found in the Adelphia press release dated February 22, 1999 or in Adelphia's report on Form 8-K, filed February 23, 1999.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                          FRONTIERVISION HOLDINGS, L.P.

                    By:      FrontierVision Partners, L.P., its general partner,
                    By:      FVP GP, L.P., its general partner
                             By:      FrontierVision Inc., its general partner
Dated: February 26, 1999     By:      /s/ ALBERT D. FOSBENNER
                                      -----------------------
                                      Albert D. Fosbenner
                                      Vice President and Treasurer




                           FRONTIERVISION HOLDINGS CAPITAL CORP.


Dated: February 26, 1999   By:      /s/ ALBERT D. FOSBENNER
                                    -----------------------
                                    Albert D. Fosbenner
                                    Vice President and Treasurer